EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of International Luxury Products, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2001 (the “Report”), I, David Lazar, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 9, 2020	By:	/s/ David Lazar
David Lazar
Chief Executive Officer
Chief Financial Officer (Principal Executive Officer and Principal Accounting Officer)